Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

For the Quarter Ended December 31, 2016

Fourth Quarter 2016

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

        The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving our company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Fourth Quarter 2016

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman and Chief Executive Officer
William H. Berkman	Director, Chair of Finance Committee
Alice M. Connell	Director
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Director
S. Michael Giliberto	Director, Chair of Audit Committee
James D. Robinson IV	Director, Chair of Compensation and Nominating/Corporate Governance Committees

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman and Chief Executive Officer
John B. Kessler	President and Chief Operating Officer
Thomas P. Durels	Executive Vice President and Director of Leasing and Operations
David A. Karp	Executive Vice President and Chief Financial Officer
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Capital One Securities, Inc.	Thomas Lesnick	(571) 633-8191	thomas.lesnick@capitalone.com
Goldman Sachs & Co.	Brad Burke	(917) 343-2082	brad.burke@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Stifel	John Guinee	(443) 224-1307	jwguinee@stifel.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

Fourth Quarter 2016

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
Selected Items:
Revenue	$179,263		$175,848		$165,815		$157,074		$165,200
Net income	$33,008		$32,897		$24,640		$16,705		$19,370
EBITDA (1)	$92,246		$90,959		$82,506		$73,205		$82,254
Cash net operating income (1)	$96,338		$93,715		$89,542		$76,459		$83,066
Core funds from operations (“Core FFO”) (1)	$74,158		$71,938		$64,750		$58,154		$66,179
Core funds available for distribution (“Core FAD”) (1)	$60,472		$59,712		$49,798		$48,141		$52,552
Core FFO per share - diluted	$0.25		$0.26		$0.24		$0.22		$0.25
Dividends declared and paid per share	$0.105		$0.105		$0.105		$0.085		$0.085

Portfolio Statistics:
Number of properties	20		20		20		20		20
Total rentable square footage	10,138,999		10,125,119		10,077,905		10,080,601		10,063,752
Percent occupied (2)	88.1%		87.9%		86.6%		88.2%		87.3%
Percent leased (3)	90.2%		90.3%		89.4%		89.8%		89.1%

Observatory Metrics:
Number of visitors	1,068,000		1,340,000		1,124,000		719,000		949,000
Change in visitors year over year	12.5%		1.0%		-3.5%		15.6%		-4.8%
Observatory revenues	$33,702		$38,093		$31,838		$21,181		$27,647
Change in revenues year over year	22.1%		6.7%		4.0%		16.5%		-1.8%

Ratios:
Consolidated Debt to Total Market Capitalization (4)	21.1%		20.5%		24.5%		25.6%		25.1%
Consolidated Net Debt to Total Market Capitalization (4)	14.9%		14.0%		24.1%		25.0%		24.6%
Consolidated Debt and Perpetual Preferred Units to Total Market Capitalization (4)	21.4%		20.8%		24.9%		26.0%		25.5%
Consolidated Net Debt and Perpetual Preferred Units to Total Market Capitalization (4)	15.3%		14.4%		24.5%		25.5%		25.0%
Consolidated Debt to EBITDA (5)	4.8	x	4.9	x	5.1	x	4.9	x	5.1	x
Consolidated Net Debt to EBITDA (5)	3.1	x	3.1	x	5.0	x	4.8	x	4.9	x
Interest Coverage Ratio	5.8	x	5.7	x	5.5	x	4.7	x	5.3	x
Core FFO Payout Ratio (6)	42%		44%		44%		40%		34%
Core FAD Payout Ratio (7)	52%		53%		57%		48%		43%

Class A common stock price at quarter end	$20.19		$20.95		$18.99		$17.53		$18.07
Average closing price	$19.82		$20.67		$18.76		$16.51		$17.95
Dividends per share - annualized	$0.42		$0.42		$0.42		$0.34		$0.34
Dividend yield (8)	2.1%		2.0%		2.2%		1.9%		1.9%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360		1,560,360		1,560,360		1,560,360		1,560,360

Class A common stock	154,744,740		153,828,060		122,781,134		120,639,410		118,903,312
Class B common stock	1,095,737		1,097,584		1,100,089		1,107,290		1,120,067
Operating partnership units	143,252,598		144,173,889		145,607,456		147,692,115		147,550,632

Total common stock and operating partnership units outstanding	299,093,075		299,099,533		269,488,679		269,438,815		267,574,011

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 24 and for a reconciliation of these metrics to net income, see pages 19 and 20.
(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Market capitalization represents the sum of (i) Company’s common stock per share price as of December 31, 2016 multiplied by the total outstanding number of shares of common stock and operating partnership units as of December 31, 2016; (ii) the number of perpetual preferred units at December 31, 2016 multiplied by $16.62 and (iii) our outstanding indebtedness or net indebtedness as of December 31, 2016.
(5)	Calculated based on trailing 12 months EBITDA.
(6)	Represents the amount of Core FFO paid out in distributions.
(7)	Represents the amount of Core FAD paid out in distributions.
(8)	Based on the closing price per share of Class A common stock on December 31, 2016.

Fourth Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2016
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,138,999	8,062,089	1,872,458	204,452
Occupancy (2)	88.1%	86.7%	93.0%	99.4%

Revenue	$178,869	$115,177	$25,347	$4,643	$33,702
Operating expenses	(73,328)	(55,501)	(8,165)	(1,729)	(7,933)

Net operating income	105,541	59,676	17,182	2,914	25,769
Straight-line rent	(8,652)	(10,296)	1,301	343	—
Above/below-market rent revenue amortization	(2,509)	(2,509)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$96,338	$48,829	$18,483	$3,257	$25,769

Leasing activity
Total leases executed	64	54	8	2
Total square footage executed	210,780	125,499	79,145	6,136
Average rent psf - leases executed	$63.34	$67.85	$33.61	$349.60
Previously escalated rents psf	$52.02	$50.63	$33.79	$312.18
Percentage of new rent over previously escalated rents	21.8%	34.0%	-0.6%	12.0%
Weighted average lease term	7.3 years
Leasing commission costs per square foot	$13.89	$15.25	$11.76	$13.56
Tenant improvement costs per square foot	50.35	45.30	62.25	—

Total LC and TI per square foot (3)	$64.24	$60.55	$74.01	$13.56

	Office	Retail	Total
Total Portfolio
Total square footage executed	199,165	11,615	210,780
Average rent psf - leases executed	$47.56	$331.30	$63.34
Previously escalated rents psf	$41.57	$229.54	$52.02
Percentage of new rent over previously escalated rents	14.4%	44.3%	21.8%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	120,020	5,479	125,499
Average rent psf - leases executed	$56.76	$310.81	$67.85
Previously escalated rents psf	$46.69	$137.00	$50.63
Percentage of new rent over previously escalated rents	21.6%	126.9%	34.0%

Fourth Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2016
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,125,119	8,055,809	1,864,858	204,452
Occupancy (2)	87.9%	86.3%	93.4%	99.4%

Revenue	$175,444	$113,451	$19,225	$4,675	$38,093
Operating expenses	(72,857)	(55,612)	(8,279)	(1,716)	(7,250)

Net operating income	102,587	57,839	10,946	2,959	30,843
Straight-line rent	(9,619)	(9,914)	271	24	—
Above/below-market rent revenue amortization	(1,210)	(1,210)	—	—	—
Below-market ground lease amortization	1,957	1,957	—	—	—

Cash net operating income	$93,715	$48,672	$11,217	$2,983	$30,843

Leasing activity
Total leases executed	51	40	8	3
Total square footage executed	348,770	283,199	59,812	5,759
Average rent psf - leases executed	$57.61	$59.16	$33.44	$211.43
Previously escalated rents psf	$44.24	$42.27	$34.14	$237.87
Percentage of new rent over previously escalated rents	30.2%	40.0%	-2.0%	-11.1%
Weighted average lease term	9.6 years
Leasing commission costs per square foot	$20.24	$22.83	$8.76	$12.01
Tenant improvement costs per square foot	70.31	79.77	31.63	6.95

Total LC and TI per square foot (3)	$90.55	$102.60	$40.39	$18.96

	Office	Retail	Total
Total Portfolio
Total square footage executed	324,396	24,374	348,770
Average rent psf - leases executed	$54.12	$99.07	$57.61
Previously escalated rents psf	$38.23	$122.27	$44.24
Percentage of new rent over previously escalated rents	41.6%	-19.0%	30.2%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	264,584	18,615	283,199
Average rent psf - leases executed	$58.80	$64.30	$59.16
Previously escalated rents psf	$39.15	$86.51	$42.27
Percentage of new rent over previously escalated rents	50.2%	-25.7%	40.0%

Fourth Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2016
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,077,905	8,009,636	1,863,817	204,452
Occupancy (2)	86.6%	84.5%	94.6%	99.4%

Revenue	$165,392	$108,962	$20,126	$4,466	$31,838
Operating expenses	(70,168)	(53,429)	(8,304)	(1,540)	(6,895)

Net operating income	95,224	55,533	11,822	2,926	24,943
Straight-line rent	(6,796)	(6,869)	(5)	78	—
Above/below-market rent revenue amortization	(844)	(844)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$89,542	$49,778	$11,817	$3,004	$24,943

Leasing activity
Total leases executed	45	39	5	1
Total square footage executed	176,533	156,745	18,604	1,184
Average rent psf - leases executed	$59.09	$59.72	$33.73	$375.00
Previously escalated rents psf	$42.39	$41.25	$39.40	$240.63
Percentage of new rent over previously escalated rents	39.4%	44.8%	-14.4%	55.8%
Weighted average lease term	7.9 years
Leasing commission costs per square foot	$17.00	$17.73	$3.95	$124.35
Tenant improvement costs per square foot	55.67	60.29	20.29	—

Total LC and TI per square foot (3)	$72.67	$78.02	$24.24	$124.35

	Office	Retail	Total
Total Portfolio
Total square footage executed	175,349	1,184	176,533
Average rent psf - leases executed	$56.96	$375.00	$59.09
Previously escalated rents psf	$41.05	$240.63	$42.39
Percentage of new rent over previously escalated rents	38.8%	55.8%	39.4%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	156,745	—	156,745
Average rent psf - leases executed	$59.72	$—	$59.72
Previously escalated rents psf	$41.25	$—	$41.25
Percentage of new rent over previously escalated rents	44.8%	—	44.8%

Fourth Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2016
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,080,601	8,013,014	1,863,135	204,452
Occupancy (2)	88.2%	86.5%	94.5%	99.4%

Revenue	$156,529	$110,730	$19,954	$4,664	$21,181
Operating expenses	(72,717)	(55,260)	(8,048)	(1,654)	(7,755)

Net operating income	83,812	55,470	11,906	3,010	13,426
Straight-line rent	(5,080)	(5,278)	202	(4)	—
Above/below-market rent revenue amortization	(4,231)	(4,231)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$76,459	$47,919	$12,108	$3,006	$13,426

Leasing activity
Total leases executed	47	36	11	—
Total square footage executed	255,723	196,693	59,030	—
Average rent psf - leases executed	$61.63	$69.73	$30.00	$—
Previously escalated rents psf	$43.12	$45.18	$35.06	$—
Percentage of new rent over previously escalated rents	42.9%	54.3%	-14.4%	—
Weighted average lease term	10.4 years
Leasing commission costs per square foot	$20.60	$25.17	$5.39	$—
Tenant improvement costs per square foot	58.14	68.73	22.88	—

Total LC and TI per square foot (3)	$78.74	$93.90	$28.27	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	242,098	13,625	255,723
Average rent psf - leases executed	$52.29	$207.39	$61.63
Previously escalated rents psf	$39.66	$99.48	$43.12
Percentage of new rent over previously escalated rents	31.9%	108.5%	42.9%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	183,068	13,625	196,693
Average rent psf - leases executed	$59.48	$207.39	$69.73
Previously escalated rents psf	$41.14	$99.48	$45.18
Percentage of new rent over previously escalated rents	44.6%	108.5%	54.3%

Fourth Quarter 2016

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2015
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,063,752	7,998,804	1,860,496	204,452
Occupancy (2)	87.3%	85.4%	93.9%	100.0%

Revenue	$164,725	$112,958	$19,234	$4,886	$27,647
Operating expenses	(73,034)	(54,263)	(8,350)	(1,638)	(8,783)

Net operating income	91,691	58,695	10,884	3,248	18,864
Straight-line rent	(5,892)	(5,934)	(23)	65	—
Above/below-market rent revenue amortization	(4,691)	(4,691)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$83,066	$50,028	$10,861	$3,313	$18,864

Leasing activity
Total leases executed	39	36	3	— (4)
Total square footage executed	198,216	174,169	24,047	—
Average rent psf - leases executed	$50.60	$53.66	$25.05	$—
Previously escalated rents psf	$37.75	$39.25	$26.43	$—
Percentage of new rent over previously escalated rents	34.0%	36.7%	-5.2%	—
Leasing commission costs per square foot	$14.82	$15.98	$6.41	$—
Tenant improvement costs per square foot	47.66	50.52	26.94	—

Total LC and TI per square foot (3)	$62.48	$66.50	$33.35	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	198,216	—	198,216
Average rent psf - leases executed	$50.60	$—	$50.60
Previously escalated rents psf	$37.75	$—	$37.75
Percentage of new rent over previously escalated rents	34.0%	—	34.0%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	174,169	—	174,169
Average rent psf - leases executed	$53.66	$—	$53.66
Previously escalated rents psf	$39.25	$—	$39.25
Percentage of new rent over previously escalated rents	36.7%	—	36.7%

Notes:

(1)	Includes 501,653 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.
(4)	Excludes a standalone retail tenant that exercised a below-market renewal option contained within its lease for 48,377 square feet.

Fourth Quarter 2016

Property Detail

(unaudited)

					Annualized Rent
Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,706,202	91.3%	$127,563,431	$51.65	182
One Grand Central Place	Grand Central	1,241,665	84.4%	56,698,774	54.10	236
1400 Broadway (8)	Penn Station -Times Sq. South	905,880	92.2%	38,131,012	45.65	47
111 West 33rd Street (9)	Penn Station -Times Sq. South	636,949	55.4%	18,230,207	51.66	17
250 West 57th Street	Columbus Circle - West Side	488,877	75.7%	20,450,783	55.26	96
501 Seventh Avenue	Penn Station -Times Sq. South	459,329	98.8%	19,232,207	42.39	37
1359 Broadway	Penn Station -Times Sq. South	455,303	90.9%	20,513,574	49.59	35
1350 Broadway (10)	Penn Station -Times Sq. South	373,602	88.7%	17,869,821	53.91	65
1333 Broadway	Penn Station -Times Sq. South	292,629	98.8%	13,773,871	47.64	10

Manhattan Office Properties - Office		7,560,436	86.8%	332,463,681	50.65	725

Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	115,568	73.8%	13,587,057	159.35	15
One Grand Central Place	Grand Central	66,810	99.4%	7,194,415	108.39	14
1400 Broadway (8)	Penn Station -Times Sq. South	21,803	63.4%	1,517,622	109.81	8
112 West 34th Street (9)	Penn Station -Times Sq. South	86,934	54.2%	18,082,376	383.81	3
250 West 57th Street	Columbus Circle - West Side	48,962	100.0%	8,010,165	163.60	8
501 Seventh Avenue	Penn Station -Times Sq. South	35,558	96.9%	1,940,753	56.35	9
1359 Broadway	Penn Station -Times Sq. South	27,243	100.0%	2,155,646	79.13	6
1350 Broadway (10)	Penn Station -Times Sq. South	31,774	100.0%	6,711,102	211.21	6
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%	8,397,109	125.33	4

Manhattan Office Properties - Retail		501,653	84.1%	67,596,244	160.18	73

Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		8,062,089	86.7%	400,059,925	57.27	798

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	794,623	95.7%	32,537,042	42.80	58
Metro Center	Stamford, CT	285,228	95.8%	15,299,888	56.01	29
383 Main Avenue	Norwalk, CT	262,501	91.5%	7,548,885	31.44	22
500 Mamaroneck Avenue	Harrison, NY	294,821	92.0%	7,861,196	28.99	34
10 Bank Street	White Plains, NY	235,285	83.4%	7,015,578	35.75	32

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,872,458	93.0%	70,262,590	40.36	175

Standalone Retail Properties
10 Union Square	Union Square	58,005	98.0%	6,212,593	109.34	12
1542 Third Avenue	Upper East Side	56,250	100.0%	3,468,724	61.67	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,539,989	79.26	2
77 West 55th Street	Midtown	24,102	100.0%	2,733,043	113.39	3
69-97 Main Street	Westport, CT	17,103	100.0%	2,196,199	128.41	5
103-107 Main Street	Westport, CT	4,330	100.0%	714,348	164.98	1

Sub-Total/Weighted Average Standalone Retail Properties		204,452	99.4%	18,864,897	92.81	27

Portfolio Total		10,138,999	88.1%	$489,187,412	$54.78	1,000

Total/Weighted Average Office Properties		9,432,894	88.0%	$402,726,271	$48.49	900
Total/Weighted Average Retail Properties		706,105	88.6%	86,461,141	138.28	100

Portfolio Total		10,138,999	88.1%	$489,187,412	$54.78	1,000

Notes:

(1)	Excludes (i) 151,618 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of December 31, 2016.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of December 31, 2016 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 75,161 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDGF North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 47 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 61 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 34 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

Fourth Quarter 2016

Tenant Lease Expirations

(unaudited)

			Percent of
		Rentable	Portfolio			Annualized
	Number	Square	Rentable		Percent of	Rent Per
	of Leases	Feet	Square Feet	Annualized	Annualized	Rentable
Total Lease Expirations	Expiring (1)	Expiring (2)	Expiring	Rent (3)	Rent	Square Foot
Available	—	993,286	9.8%	$—	0.0%	$—
Signed leases not commenced	27	215,526	2.1%	—	0.0%	—
2017	176	705,873	7.0%	34,476,553	7.0%	48.84
2018	171	822,372	8.1%	41,727,230	8.5%	50.74
2019	131	756,760	7.5%	37,827,413	7.7%	49.99
2020	135	897,033	8.8%	47,752,884	9.8%	53.23
2021	96	697,973	6.9%	37,323,479	7.6%	53.47
2022	64	549,039	5.4%	31,934,831	6.5%	58.16
2023	51	543,385	5.4%	30,627,106	6.3%	56.36
2024	43	488,731	4.8%	27,727,453	5.7%	56.73
2025	38	320,016	3.2%	24,413,546	5.0%	76.29
2026	39	944,620	9.3%	49,591,862	10.1%	52.50
Thereafter	56	2,204,385	21.7%	125,785,055	25.7%	57.06

Total	1,027	10,138,999	100.0%	$489,187,412	100.0%	$54.78

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 151,618 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Fourth Quarter 2016

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	822,129	10.9%	$—	0.0%	$—
Signed leases not commenced	19	174,295	2.3%	—	0.0%	—
2017	146	541,877	7.2%	26,542,389	8.0%	48.98
2018	134	561,814	7.4%	30,295,048	9.1%	53.92
2019	101	494,725	6.5%	24,421,526	7.3%	49.36
2020	99	609,742	8.1%	32,349,929	9.7%	53.06
2021	58	442,918	5.9%	22,867,415	6.9%	51.63
2022	40	256,320	3.4%	14,515,812	4.4%	56.63
2023	37	398,977	5.3%	20,553,291	6.2%	51.51
2024	26	301,019	4.0%	14,772,797	4.4%	49.08
2025	21	201,891	2.7%	11,048,309	3.3%	54.72
2026	29	824,755	10.9%	43,655,894	13.1%	52.93
Thereafter	34	1,929,974	25.4%	91,441,271	27.5%	47.38

Total Manhattan office properties	744	7,560,436	100.0%	332,463,681	100.0%	50.65

Greater New York Metropolitan Area Office Properties
Available	—	97,606	5.2%	$—	0.0%	$—
Signed leases not commenced	6	33,946	1.8%	—	0.0%	—
2017	20	119,282	6.4%	4,989,533	7.1%	41.83
2018	31	236,882	12.7%	8,897,104	12.7%	37.56
2019	21	229,887	12.3%	8,946,856	12.7%	38.92
2020	26	230,508	12.3%	9,856,388	14.0%	42.76
2021	31	225,410	12.0%	9,696,998	13.8%	43.02
2022	14	230,418	12.3%	8,973,890	12.8%	38.95
2023	8	95,771	5.1%	4,543,159	6.5%	47.44
2024	4	154,688	8.3%	6,995,826	10.0%	45.23
2025	10	83,805	4.5%	2,971,218	4.2%	35.45
2026	1	45,361	2.4%	1,393,214	2.0%	30.71
Thereafter	9	88,894	4.7%	2,998,404	4.3%	33.73

Total greater New York metropolitan area office properties	181	1,872,458	100.0%	70,262,590	100.0%	40.36

Retail Properties
Available	—	73,551	10.4%	$—	0.0%	$—
Signed leases not commenced	2	7,285	1.0%	—	0.0%	—
2017	10	44,714	6.3%	2,944,631	3.4%	65.85
2018	6	23,676	3.4%	2,535,078	2.9%	107.07
2019	9	32,148	4.6%	4,459,031	5.2%	138.70
2020	10	56,783	8.0%	5,546,567	6.4%	97.68
2021	7	29,645	4.2%	4,759,066	5.5%	160.54
2022	10	62,301	8.8%	8,445,129	9.8%	135.55
2023	6	48,637	6.9%	5,530,656	6.4%	113.71
2024	13	33,024	4.7%	5,958,830	6.9%	180.44
2025	7	34,320	4.9%	10,394,019	12.0%	302.86
2026	9	74,504	10.6%	4,542,754	5.3%	60.97
Thereafter	13	185,517	26.2%	31,345,380	36.3%	168.96

Total retail properties	102	706,105	100.0%	86,461,141	100.0%	138.28

Total portfolio lease expirations	1,027	10,138,999	100.0%	$489,187,412	100.0%	$54.78

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 151,618 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Fourth Quarter 2016

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	199,749	7.4%	—	0.0%	$—
Signed leases not commenced	4	36,858	1.4%	—	0.0%	—
2017	27	95,849	3.5%	5,317,993	4.2%	55.48
2018	19	68,554	2.5%	3,884,488	3.0%	56.66
2019	17	72,186	2.7%	3,492,419	2.7%	48.38
2020	39	305,273	11.3%	17,226,096	13.5%	56.43
2021	19	118,447	4.4%	6,296,146	4.9%	53.16
2022	13	61,509	2.3%	3,817,551	3.0%	62.06
2023	10	53,885	2.0%	3,326,228	2.6%	61.73
2024	8	66,859	2.5%	3,781,898	3.0%	56.57
2025	6	57,433	2.1%	3,003,760	2.4%	52.30
2026	11	497,393	18.4%	26,856,836	21.1%	54.00
Thereafter	13	1,072,207	39.5%	50,560,016	39.6%	47.16

Total Empire State Building office	186	2,706,202	100.0%	$127,563,431	100.0%	$51.65

				Annualized		Percent of
Empire State Building Broadcasting Licenses and Leases			Annualized Base Rent (6)	Expense Reimbursements	Annualized Rent (4)	Annualized Rent
2017			5,341,238	3,649,488	8,990,726	30.9%
2018			5,226,644	2,762,405	7,989,049	27.5%
2019			212,240	47,628	259,868	0.9%
2020			1,513,053	412,901	1,925,954	6.6%
2021			2,186,388	328,181	2,514,569	8.6%
2022			2,101,006	330,299	2,431,305	8.4%
2023			651,922	113,019	764,941	2.6%
2024			44,558	43,054	87,612	0.3%
2025			1,599,000	287,415	1,886,415	6.5%
2026			750,000	177,666	927,666	3.2%
Thereafter			1,113,800	195,507	1,309,307	4.5%

Total Empire State Building broadcasting licenses and leases			$20,739,849	$8,347,563	$29,087,412	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 25,937 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Includes approximately $5.9 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.
(6)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

Fourth Quarter 2016

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

				Weighted		Percent of
				Average	Total	Portfolio		Percent of
				Remaining	Occupied	Rentable		Portfolio
			Lease	Lease	Square	Square	Annualized	Annualized
20 Largest Tenants		Property	Expiration (1)	Term(2)	Feet (3)	Feet (4)	Rent (5)	Rent (6)
1.	Global Brands Group	ESB, 1333 B’Way, 111 West 33rd	June 2017-Oct. 2028	10.7 years	688,600	6.8%	$30,543,248	6.2%
2.	Coty	ESB	Jan. 2030	13.1 years	312,700	3.1%	15,463,374	3.2%
3.	LinkedIn	ESB	Feb. 2026	9.2 years	278,023	2.7%	14,395,469	2.9%
4.	Sephora	112 West 34th Street	Jan. 2029	12.1 years	11,334	0.1%	10,432,766	2.1%
5.	PVH Corp.	501 West 57th Street	June 2017-Oct. 2028	11.5 years	217,293	2.1%	9,142,695	1.9%
6.	Thomson Reuters	Metro Center, First Stamford Place	Apr. 2018-Apr. 2020	2.6 years	147,208	1.5%	7,523,906	1.5%
7.	Li & Fung	1359 Broadway	Oct. 2021-Oct. 2027	7.3 years	149,436	1.5%	7,172,674	1.5%
8.	Federal Deposit Insurance Corp.	ESB	Jan. 2020	3.1 years	121,879	1.2%	6,841,176	1.4%
9.	Macy’s	111 West 33rd Street	May 2030	13.4 years	131,117	1.3%	6,626,117	1.4%
10.	Urban Outfitters	1333 Broadway	Sept. 2029	12.8 years	56,730	0.6%	6,594,879	1.3%
11.	Footlocker	112 West 34th Street	Sept. 2031	14.8 years	34,192	0.3%	6,214,260	1.3%
12.	Duane Reade	ESB, 1350 B’Way, 250 West 57th	Feb. 2021-Sept. 2027	7.9 years	47,541	0.5%	6,203,743	1.3%
13.	Legg Mason	First Stamford Place	Sept. 2024	7.8 years	137,583	1.4%	6,200,427	1.3%
14.	On Deck Capital	1400 Broadway	Dec. 2026	10.0 years	107,800	1.1%	5,743,805	1.2%
15.	WDFG North America	ESB	Dec 2025	9.0 years	5,300	0.1%	5,351,699	1.1%
16.	Shutterstock	ESB	Apr. 2029	12.3 years	110,236	1.1%	4,886,141	1.0%
17.	Kohl’s	1400 Broadway	May 2029	12.4 years	113,032	1.1%	4,802,479	1.0%
18.	HNTB Corporation	ESB	Feb. 2026	9.2 years	78,361	0.8%	4,466,577	0.9%
19.	Odyssey America Reinsurance	First Stamford Place	Sept. 2022	5.8 years	101,619	1.0%	4,249,775	0.9%
20.	The Interpublic Group of Companies	1400 Broadway	Jul. 2024	7.6 years	87,076	0.9%	3,962,524	0.8%

	Total				2,937,060	29.2%	$166,817,734	34.2%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of December 31, 2016.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Fourth Quarter 2016

Capital Expenditures and Redevelopment Program

(unaudited)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Capital expenditures
Tenant improvements - first generation	$28,575	$31,959	$28,593	$8,876	$21,351
Tenant improvements - second generation	3,122	949	1,113	1,443	2,507
Leasing commissions - first generation	3,077	7,141	3,374	5,696	3,515
Leasing commissions - second generation	467	388	313	185	462
Building improvements - first generation	21,800	17,970	24,073	11,728	16,547
Building improvements - second generation	1,754	2,061	53	604	1,546

Total	$58,795	$60,468	$57,519	$28,532	$45,928

Tenant space redevelopment by square feet (1) (2)

•	Future redevelopment (Empire State Building) - 270,000 square feet

•	Future redevelopment (other Manhattan properties) - 940,000 square feet

•	Redevelopment completed - 6,780,000 square feet

Inventory of vacant space (2)

•	Developed - 720,000 square feet, 84%

•	Undeveloped - 140,000 square feet, 16%

Inventory of undeveloped space (2)

•	Vacant - 140,000 square feet, 11%

•	Expires in 2017 - 190,000 square feet, 16%

•	Expires in 2018 and thereafter - 880,000 square feet, 73%

Notes:

(1)	These estimates are based on the Company’s current budgets (which do not include base building work in tenant spaces, tenant improvements and leasing commission costs) and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Fourth Quarter 2016

Observatory Summary

(unaudited and in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Observatory revenue	$124,814	$33,702	$38,093	$31,838	$21,181	$27,647
Observatory expenses (1)	29,833	7,933	7,250	6,895	7,755	8,783

NOI	94,981	25,769	30,843	24,943	13,426	18,864
Intercompany rent expense (2)	75,658	20,469	22,983	18,488	13,718	16,853

NOI after intercompany rent	$19,323	$5,300	$7,860	$6,455	$(292)	$2,011

Note:

(1)	For the 2015 period presented, certain Empire State Building public relations costs previously included in property operating expenses are included in observatory expenses. For the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, public relations costs were $607, $471, $314, $1,012 and $621, respectively.
(2)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2012 to 2016

Fourth Quarter 2016

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,951	7,946	7,946	7,931	7,498
Building and improvements	2,249,482	2,196,864	2,147,050	2,089,792	2,067,636

	2,458,629	2,406,006	2,356,192	2,298,919	2,276,330
Less: accumulated depreciation	(556,546)	(532,406)	(509,736)	(490,427)	(465,584)

Commercial real estate properties, net	1,902,083	1,873,600	1,846,456	1,808,492	1,810,746
Cash and cash equivalents	554,371	594,297	35,454	44,440	46,685
Restricted cash	61,514	60,752	59,141	60,165	65,880
Tenant and other receivables, net	22,542	19,569	14,521	14,828	18,782
Deferred rent receivables, net	152,074	143,578	133,955	127,148	122,048
Prepaid expenses and other assets	53,749	33,685	47,895	29,908	50,460
Deferred costs, net	277,081	287,591	292,777	304,977	310,679
Acquired below-market ground leases, net	376,060	378,018	379,976	381,934	383,891
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,890,953	$3,882,569	$3,301,654	$3,263,371	$3,300,650

Liabilities and Equity
Mortgage notes payable, net	$759,016	$763,457	$767,717	$772,015	$747,661
Senior unsecured notes, net	590,388	589,546	588,703	587,861	587,018
Unsecured term loan facility, net	262,927	262,830	262,735	262,640	262,545
Unsecured revolving credit facility, net	—	—	40,000	—	35,192
Accounts payable and accrued expenses	134,064	154,573	143,296	119,104	111,099
Acquired below-market leases, net	82,300	87,708	91,850	96,245	104,171
Deferred revenue and other liabilities	32,212	24,176	23,019	26,802	31,388
Tenants’ security deposits	47,183	47,440	47,565	49,729	48,890

Total liabilities	1,908,090	1,929,730	1,964,885	1,914,396	1,927,964
Total equity	1,982,863	1,952,839	1,336,769	1,348,975	1,372,686

Total liabilities and equity	$3,890,953	$3,882,569	$3,301,654	$3,263,371	$3,300,650

Fourth Quarter 2016

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues
Rental revenue	$117,498	$115,634	$112,613	$114,908	$113,957
Tenant expense reimbursement	17,109	19,176	19,054	18,120	19,638
Observatory revenue	33,702	38,093	31,838	21,181	27,647
Third party management and other fees	394	404	423	545	475
Other revenue and fees	10,560	2,541	1,887	2,320	3,483

Total revenues	179,263	175,848	165,815	157,074	165,200

Operating expenses
Property operating expenses (1)	38,775	38,585	37,386	39,104	38,297
Ground rent expenses	2,332	2,331	2,330	2,333	2,332
General and administrative expenses	13,455	11,798	12,907	10,918	9,678
Observatory expenses (1)	7,933	7,250	6,895	7,755	8,783
Real estate taxes	24,288	24,691	23,557	23,525	23,622
Acquisition expenses	—	—	—	98	—
Depreciation and amortization	39,829	37,607	38,548	39,227	45,258

Total operating expenses	126,612	122,262	121,623	122,960	127,970

Total operating income	52,651	53,586	44,192	34,114	37,230
Other income (expense)
Interest expense	(17,837)	(17,939)	(17,420)	(17,951)	(17,194)

Income before income taxes	34,814	35,647	26,772	16,163	20,036
Income tax (expense) benefit	(1,806)	(2,750)	(2,132)	542	(666)

Net income	33,008	32,897	24,640	16,705	19,370
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Net income attributable to non-controlling interests	(15,808)	(16,690)	(13,317)	(9,043)	(10,884)

Net income attributable to common stockholders	$16,966	$15,973	$11,089	$7,428	$8,252

Weighted average common shares outstanding
Basic	153,273	136,831	122,502	120,778	118,706

Diluted	297,046	280,614	266,167	266,641	266,048

Net income per share attributable to common stockholders
Basic and Diluted	$0.11	$0.12	$0.09	$0.06	$0.07

Dividends per share	$0.105	$0.105	$0.105	$0.085	$0.085

(1)	For the 2015 period presented, certain Empire State Building public relations costs previously included in property operating expenses are included in observatory expenses. For the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, public relations costs were $607, $471, $314, $1,012 and $621, respectively.

Fourth Quarter 2016

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$33,008	$32,897	$24,640	$16,705	$19,370
Preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Real estate depreciation and amortization	39,426	37,318	38,386	39,075	45,085

FFO attributable to common stockholders and non-controlled interests	72,200	69,981	62,792	55,546	64,221
Amortization of below-market ground lease	1,958	1,957	1,958	1,958	1,958

Modified FFO attributable to common stockholders and non-controlled interests	74,158	71,938	64,750	57,504	66,179
Deferred financing costs write-off and prepayment penalty	—	—	—	552	—
Acquisition expenses	—	—	—	98	—

Core FFO attributable to common stockholders and non-controlled interests	$74,158	$71,938	$64,750	$58,154	$66,179

Total weighted average shares and Operating Partnership Units
Basic	296,084	278,739	266,167	266,134	266,048

Diluted	297,046	280,614	266,167	266,134	266,048

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.24	$0.25	$0.24	$0.21	$0.24

Diluted	$0.24	$0.25	$0.24	$0.21	$0.24

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.26	$0.24	$0.22	$0.25

Diluted	$0.25	$0.26	$0.24	$0.22	$0.25

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.26	$0.24	$0.22	$0.25

Diluted	$0.25	$0.26	$0.24	$0.22	$0.25

Reconciliation of Core FFO to Core FAD
Core FFO	$74,158	$71,938	$64,750	$58,154	$66,179
Add:
Amortization of deferred financing costs	1,293	1,291	1,142	1,142	1,141
Non-real estate depreciation and amortization	403	289	162	152	173
Amortization of non-cash compensation expense	2,476	2,604	2,553	2,097	1,225
Amortization of debt discount	668	668	668	668	668
Deduct:
Straight-line rental revenues	(8,652)	(9,619)	(6,796)	(5,080)	(5,892)
Amortization of debt premiums	(1,737)	(1,736)	(1,737)	(1,737)	(1,736)
Above/below-market rent revenue amortization	(2,509)	(1,210)	(844)	(4,231)	(4,691)
Corporate and Observatory capital expenditures	(285)	(1,115)	(8,621)	(792)	—
Tenant improvements - second generation	(3,122)	(949)	(1,113)	(1,443)	(2,507)
Building improvements - second generation	(1,754)	(2,061)	(53)	(604)	(1,546)
Leasing commissions - second generation	(467)	(388)	(313)	(185)	(462)

Core FAD	$60,472	$59,712	$49,798	$48,141	$52,552

Reconciliation of Net Income to EBITDA
Net income	$33,008	$32,897	$24,640	$16,705	$19,370
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Interest expense	17,837	17,939	17,420	17,951	17,194
Income tax expense (benefit)	1,806	2,750	2,132	(542)	666
Depreciation and amortization	39,829	37,607	38,548	39,227	45,258
Acquisition expenses	—	—	—	98	—

EBITDA	$92,246	$90,959	$82,506	$73,205	$82,254

Fourth Quarter 2016

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30 2016	March 31, 2016	December 31, 2015
Reconciliation of Net Income to NOI and Cash NOI
Net income	$33,008	$32,897	$24,640	$16,705	$19,370
Add:
General and administrative expenses	13,455	11,798	12,907	10,918	9,678
Depreciation and amortization	39,829	37,607	38,548	39,227	45,258
Interest expense	17,837	17,939	17,420	17,951	17,194
Acquisition expenses	—	—	—	98	—
Income tax expense (benefit)	1,806	2,750	2,132	(542)	666
Less:
Third-party management and other fees	(394)	(404)	(423)	(545)	(475)

Net operating income	105,541	102,587	95,224	83,812	91,691

Straight-line rent	(8,652)	(9,619)	(6,796)	(5,080)	(5,892)
Above/below-market rent revenue amortization	(2,509)	(1,210)	(844)	(4,231)	(4,691)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Cash net operating income	96,338	93,715	89,542	76,459	83,066

Less: Observatory net operating income	(25,769)	(30,843)	(24,943)	(13,426)	(18,864)

Total portfolio (excluding observatory) cash net operating income	$70,569	$62,872	$64,599	$63,033	$64,202

Fourth Quarter 2016

Debt Summary

(unaudited and dollars in thousands)

	December 31, 2016			September 30, 2016
		Weighted Average			Weighted Average
		Interest	Maturity		Interest	Maturity
Debt Summary	Balance	Rate	(Years)	Balance	Rate	(Years)
Fixed rate mortgage debt	$752,840	5.40%	2.2	$755,926	5.40%	2.5
Senior unsecured notes	600,000	3.47%	7.4	600,000	3.47%	7.6

Total fixed rate debt	1,352,840	4.54%	4.5	1,355,926	4.55%	4.8

Unsecured revolving credit facility	—	—	2.1	—	—	2.3
Unsecured term loan facility (1)	265,000	2.37%	5.6	265,000	2.13%	5.9

Total variable rate debt	265,000	2.37%	5.4	265,000	2.13%	5.6

Total debt	1,617,840	4.19%	4.7	1,620,926	4.15%	4.9

Premium/discount	905			1,974
Deferred financing costs, net	(6,414)			(7,067)

Total	$1,612,331			$1,615,833

Notes:

(1)	Beginning August 2017, LIBOR is fixed at 2.1485% under a variable to fixed interest rate swap agreement.

Available Capacity	Facility	Outstanding at December 31, 2016	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$—	$—	$1,100,000

Covenant Summary	Required		Current Quarter		In Compliance
Maximum Total Leverage(2)	< 60%		24.5%		Yes
Maximum Secured Debt	< 40%		11.5%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	4.1	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	7.5	x	Yes
Maximum Unsecured Leverage	< 60%		21.8%		Yes
Maximum Secured Recourse Indebtedness	< 10%		0%		Yes
Minimum Tangible Net Worth	$1,203,815		$1,648,433		Yes

Notes:

(1)	The unsecured revolving credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.25 billion under certain circumstances. This facility matures in January 2019 with two additional six-month extension options.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Fourth Quarter 2016

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
10 Bank Street	5.72%	5.72%	$31,544	6/1/2017	30 years
1542 Third Avenue	5.90%	5.90%	17,795	6/1/2017	30 years
First Stamford Place	5.65%	5.65%	235,067	7/5/2017	30 years
383 Main Avenue	5.59%	5.59%	28,654	7/5/2017	30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	26,502	7/5/2017	30 years
1333 Broadway	6.32%	6.32%	67,656	1/5/2018	30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	67,714	2/5/2018	30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,389	2/5/2018	30 years
111 West 34th Street (first lien mortgage loan)	6.01%	6.01%	75,261	4/5/2018	30 years
111 West 34th Street (second lien mortgage loan)	6.56%	6.56%	9,509	4/5/2018	30 years
1350 Broadway	5.87%	5.87%	37,764	4/5/2018	30 years
Metro Center	3.59%	3.59%	95,985	11/5/2024	30 years
10 Union Square	3.70%	3.70%	50,000	4/1/2026	Interest only

Total mortgage debt			752,840

Unsecured revolving credit facility	LIBOR plus 1.15%	1.92%	—	1/23/2019	Interest only
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Unsecured term loan facility	LIBOR plus 1.60%	2.37%	265,000	8/24/2022	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only

Total / weighted average debt		4.19%	1,617,840

Premium/discounts			905
Deferred financing costs, net			(6,414)

Total			$1,612,331

Fourth Quarter 2016

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2017	$9,904	$336,009	$345,913	21.4%	5.67%
2018	2,880	262,210	265,090	16.4%	6.02%
2019	2,188	250,000	252,188	15.6%	2.63%
2020	2,268	—	2,268	0.1%	n/a
2021	2,350	—	2,350	0.1%	n/a
Thereafter	7,356	742,675	750,031	46.4%	3.40%

Total debt	$26,946	$1,590,894	1,617,840	100.0%	4.19%

Premium/discount			905
Deferred financing costs, net			(6,414)

Total			$1,612,331

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	111 West 33rd Street	Total
2017	108	675	735	1,518
2018	108	675	735	1,518
2019	108	675	735	1,518
2020	108	675	735	1,518
2021	108	675	735	1,518
Thereafter	2,331	12,150	40,731	55,212

	$2,871	$15,525	$44,406	$62,802

Fourth Quarter 2016

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: private perpetual preferred exchange offering expenses, acquisition expenses, gain on settlement of lawsuit related to the Observatory, net of income taxes, deferred financing cost write-off, prepayment penalties, construction severance expenses and acquisition break-up fee. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and break-up fee, or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus perpetual preferred unit distributions, interest expense, income taxes, depreciation and amortization and acquisition expenses. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.